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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): March 4, 2004

                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)

            New York                     333-104627               13-1808503
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)

                            One North Central Avenue
                             Phoenix, Arizona 85004
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (602) 366-8100
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed with reference to the Registration Statement and Amendment No. 1 on Form S-3 (Registration No. 333-104627) of Phelps Dodge Corporation (the "Company")

         1. Underwriting Agreement, dated as of March 1, 2004, between the Company and Citigroup Global Markets Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PHELPS DODGE CORPORATION
                                       (Registrant)

Date: March 4, 2004                    By:  /s/ Ramiro G. Peru
                                            ------------------------
                                            Name:  Ramiro G. Peru
                                            Title: Senior Vice President
                                                   and Chief Financial Officer

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